                                                                    EXHIBIT 10.3

                  INCENTIVE STOCK OPTION - EXECUTIVE OFFICERS


                                November 5, 1992


Perry C. McClung
21705 Evergreen Road
Southfield, Michigan  48075

                               Re:  Stock Option

               The Board of Directors (the "Board") of Universal Standard Medical Laboratories, Inc. (the "Company"), or the committee (the "Committee") designated by the Board for the purpose of administering the Universal Standard Medical Laboratories, Inc. 1992 Stock Option Plan (the "Plan"), hereby grants to PERRY C. McCLUNG (the "Grantee"), the President of Universal Standard Managed Care, Inc., a wholly-owned subsidiary of the Company, a stock option (the "Option"), pursuant to the Plan, a copy of which is attached hereto. The Option is subject in all respects to the Plan. Certain capitalized terms used in this agreement (the "Agreement") which are not defined herein have the meanings indicated for such terms in Section 10.1 of the Plan.

                        1. Stock Option. The Option entitles the Grantee to purchase up to 15,000 shares (the "Option Shares") of the Company's Common Stock, no par value (the "Common Stock"), at an option price per share of $10.00 (the "Option Price"), subject to the terms and conditions of this Agreement. The Option is intended to be an Incentive Stock Option.

               2.       (a)     Exercisability.  The Option may be exercised
and Option Shares may be purchased at any time and from time to time after the execution of this Agreement, subject to the vesting limitations imposed by
Section 2(b). The Option Price for Option Shares shall be paid in full in cash or by check by the Grantee at the time of the delivery of Option Shares, or, at the written election of the Grantee, payment may be made by (i) delivery to the Company of outstanding shares of Common Stock, (ii) retention by the Company of one or more of such Option Shares or (iii) any combination of cash, check, the Grantee's delivery of outstanding Shares and retention by the Company of one or more of such Option Shares.

                        (b) Vesting/Exercisability. The Grantee may only exercise his Option to purchase Option Shares to the extent that the Option has vested and become exercisable with respect to such Option Shares.

                             (i)         Time Vesting.  The Option will vest
and become exercisable in installments of 25% of the Option Shares on each of the first, second, third and fourth anniversaries of the date of this Option, subject to the Grantee's continued employment with the Company or any Subsidiary in the position held as of the date of this Agreement or a higher position. In the event the Grantee no longer continues to be employed by the Company or any Subsidiary in the position held as of the date of this Agreement or a higher position, all Options which have not become exercisable at the date of such event shall immediately terminate. Whether the Grantee has continued to be employed by the Company or any Subsidiary in the position held as of the date of this Agreement or a higher position shall be determined by the Committee in its sole discretion. To the extent not exercised, installments shall accumulate and the Grantee may exercise them thereafter in whole or in part.

                            (ii)         Death, Disability, Change in Control
or Termination. The Option shall vest and become exercisable with respect to all of the Option Shares automatically upon (i) the death or permanent disability (as determined by the Board or the Committee) of the Grantee, (ii) a Change of Control and (iii), at the sole discretion of the Committee, a termination of the Grantee's employment. For purposes hereof, a "Change of Control" shall mean the (x) sale of all or substantially all of the assets of the Company to an unaffiliated third-party, (y) the merger or consolidation of the Company with an unaffiliated third-party in which the Company is not the surviving corporation or (z) any person or group of persons (as defined in Section 13(d) of the Securities Exchange Act of 1934) (other than WestSphere Capital Associates, L.P. and its affiliates) shall acquire or control in excess of 66-2/3% of the Company's Common Stock on a fully-diluted basis.

                           (iii)         Termination of Employment.  The
Grantee shall have the right to exercise all unexercised Options which have vested as of the Grantee's Termination Date (as defined in the Plan) for a period of three (3) months following such Termination Date or such longer period as the Committee may approve in its sole discretion in connection with such termination; provided, that the Option shall not be exercisable after its expiration pursuant to Section 7.

               3.       Transferability of this Option.

                        (a) Except in the case of death or permanent disability of the Grantee, this Option shall not be transferable.

                        (b) The Company may assign its rights and delegate its duties under this Agreement.

               4. Conformity with Plan. The Grantee's Option is intended to conform in all respects with, and is subject to all applicable provisions of, the Plan, which is incorporated herein by reference. Inconsistencies between this Agreement and the Plan shall be resolved in accordance with the terms of the Plan. By executing and returning the enclosed copy of this Agreement, the Grantee acknowledges his receipt of the Plan and agrees to be bound by all of other terms of the Plan.

               5. Employment. Notwithstanding any contrary oral representations or promises made to Grantee prior to or after the date hereof, Grantee and the Company acknowledge Grantee's employment with the Company and its subsidiaries is and will continue to be subject to the willingness of each to continue such employment and nothing herein confers any right or obligation on Grantee to continue in the employ of the Company or its subsidiaries or shall affect in any way Grantee's right or the right of the Company or its subsidiaries to terminate Grantee's employment at any time, for any reason, with or without cause.

               6. Share Legends. At the sole discretion of the Committee, all certificates representing any Option Shares subject to the provisions of this Agreement shall have endorsed thereon the following legend:

               "THE SHARES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") OR ANY STATE SECURITIES LAW."

               7. Expiration. The Option shall expire at 5:00 p.m., New York time, on the tenth anniversary of the date hereof. In the event that the Grantee shall cease to be employed by the Company or its subsidiaries for any reason, all Option Shares which shall not have vested pursuant to Section 2 shall automatically terminate.

               8. Further Actions. The parties agree to execute such further instruments and to take such further actions as may reasonably be required to carry out the intent of this Agreement.

               9. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company and, subject to the restrictions on transfer herein set forth, be binding upon Grantee's heirs, executors, administrators, successors and assigns.

               10. Governing Law. This Agreement and all documents contemplated hereby, and all remedies in connection therewith and all questions or transactions relating thereto, shall be construed in accordance with and governed by the laws of the State of Michigan.

                                   * * * * *

               Please execute the extra copy of this Agreement in the space below and return it to the Secretary of the Company to confirm your understanding and acceptance of the agreements contained in this letter.

                                         Very truly yours,

                                         UNIVERSAL STANDARD MEDICAL
                                         LABORATORIES, INC.



                                         By:   /s/ Marvin M. Eisner
                                             --------------------------------

                                         Its:   President
                                              -------------------------------


               The undersigned hereby acknowledges having read this Agreement, the Plan, and the other enclosures to this Agreement, and hereby agrees to be bound by all provisions set forth herein and in the Plan.

                                         GRANTEE:



                                           /s/ Perry C. McClung
                                         -------------------------------------
                                         (Signature)


                                         PERRY C. McCLUNG
                                         (Please print name)

                               FIRST AMENDMENT TO
             INCENTIVE STOCK OPTION - EXECUTIVE OFFICERS AGREEMENT


       THIS FIRST AMENDMENT TO THE STOCK OPTION AGREEMENT dated November 5, 1992 (the "Agreement") made this 6th day of May, 1996 by and between UNIVERSAL STANDARD MEDICAL LABORATORIES, INC. (the "Company") and PERRY C. McCLUNG (the "Grantee").

       1. DEFINED TERMS. Terms defined in the Agreement shall be used in this First Amendment with their defined meanings unless otherwise defined herein.

       2. AMENDMENT OF THE OPTION AGREEMENT. The Agreement shall be amended as follows:

               2.1 Section 1 shall hereby be deleted in its entirety and the following substituted in place thereof:

                        1. Stock Option. The Option entitles the Grantee to purchase up to 15,000 shares (the "Option Shares") of the Company's Common Stock, no par value (the "Common Stock"), at an option price per share of $4.75 (the Option Price"), subject to the terms and conditions of this Agreement. The Option is intended to be an Incentive Stock Option.

               2.2 Section 2(b) shall hereby be deleted in its entirety and the following substituted in place thereof:

                        "(b)  Vesting/Exercisability.  The Grantee may only
               exercise his Option to purchase Option Shares to the extent that the Option has vested and become exercisable with respect to such Option Shares.

                                (i)  Time Vesting.  The Option will vest and
                        become exercisable on May 6, 1997, subject to the Grantee's continued employment with the Company or any Subsidiary in the position held as the date of this Agreement or a higher position. In the event the Grantee no longer continues to be employed by the Company or any Subsidiary in the position held as of the date of this Agreement or a higher position, all Options which have not become exercisable at the date of such event shall immediately terminate. Whether the Grantee has continued to be employed by the Company or any Subsidiary in the position held as of the date of this Agreement or a higher position shall be determined by the Committee in its sole discretion. To the extent not exercised, installments shall accumulate and the Grantee may exercise them thereafter in whole or in part.

                                (ii) Death, Disability, Change in Control or Termination. The Option shall vest and become exercisable with respect to all of the Option Shares automatically upon (i) the death or permanent disability (as determined by the Board or the Committee) of the Grantee or (ii) a Change of Control; provided that the Option shall not so vest and become automatically exercisable, without the written consent of the Committee, to the extent such acceleration of vesting would result, when taken in the aggregate with all other payments from the Company, in the payment by such officer of any excise tax provided for in Sections 280G and 4999 of the Internal Revenue Code of 1986, as amended (the "Code"). In the event of a termination by the Company of the Grantee's employment, other than due to death or permanent disability, and other than a termination by the Company for "cause" or "good cause" as defined in the Grantee's then current (or if there is no "then current" such agreement, most recent) employment agreement with the Company, the Option shall vest and become exercisable; provided that the Option shall not so vest and become automatically exercisable, without the written consent of the Committee, to the extent such acceleration of vesting would result, when taken in the aggregate with all other payments from the Company, in the payment by such officer of any excise tax provided for in Sections 208G and 4999 of the Internal Revenue Code of 1986, as amended (the "Code"). For purposes hereof, a "Change of Control" shall mean the (x) sale of all or substantially all of the assets of the Company to an unaffiliated third-party, (y) the merger or consolidation of the Company with an unaffiliated third-party in which the Company is not the surviving corporation or (z) any person or group of persons (as defined in Section 13(d) of the Securities Exchange Act of 1934) (other than WestSphere Capital Associates, L.P. and its affiliates) shall acquire or control in excess of 51% of the Company's Common Stock on a fully-diluted basis.

                                (iii) Termination of Employment. The Grantee shall have the right to exercise all unexercised Options which have vested as of the Grantee's Termination Date (as defined in the Plan) for a period of three (3) months following such Termination Date or such longer period as may be provided in the Plan or as the Committee may approve in its sole discretion in connection with such termination; provided, that the Option shall not be exercisable after its expiration pursuant to Section 7.

       3. CONTINUED EFFECTIVENESS. Except as specifically amended hereby, the terms and provisions of the Agreement shall remain in full force and effect.

       IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as of the day and year first above written.


                                         UNIVERSAL STANDARD MEDICAL
                                         LABORATORIES, INC.


                                         By:  /s/ Eugene E. Jennings
                                            --------------------------------
                                            Eugene E. Jennings, President
                                                  and Chief Executive Officer




                                           /s/ Perry C. McClung
                                         -----------------------------------
                                         PERRY C. McCLUNG, Grantee

                  INCENTIVE STOCK OPTION - EXECUTIVE OFFICERS


                                 August 2, 1993


Perry C. McClung
21705 Evergreen Road
Southfield, Michigan  48075


                               Re:  Stock Option

               The Board of Directors (the "Board") of Universal Standard Medical Laboratories, Inc. (the "Company"), or the committee (the "Committee") designated by the Board for the purpose of administering the Universal Standard Medical Laboratories, Inc. 1992 Stock Option Plan (the "Plan"), hereby grants to PERRY C. McCLUNG (the "Grantee"), the President of Universal Standard Managed Care, Inc., a wholly-owned subsidiary of the Company, a stock option (the "Option"), pursuant to the Plan. The Option is subject in all respects to the Plan. Certain capitalized terms used in this agreement (the "Agreement") which are not defined herein have the meanings indicated for such terms in
Section 10.1 of the Plan.

                        1. Stock Option. The Option entitles the Grantee to purchase up to 10,000 shares (the "Option Shares") of the Company's Common Stock, no par value (the "Common Stock"), at an option price per share of $12.15 (the "Option Price"), subject to the terms and conditions of this Agreement. The Option is intended to be an Incentive Stock Option.

               2.       (a)     Exercisability.  The Option may be exercised
and Option Shares may be purchased at any time and from time to time after the execution of this Agreement, subject to the vesting limitations imposed by
Section 2(b). The Option Price for Option Shares shall be paid in full in cash or by check by the Grantee at the time of the delivery of Option Shares, or, at the written election of the Grantee, payment may be made by (i) delivery to the Company of outstanding shares of Common Stock, (ii) retention by the Company of one or more of such Option Shares or (iii) any combination of cash, check, the Grantee's delivery of outstanding Shares and retention by the Company of one or more of such Option Shares.

                        (b) Vesting/Exercisability. The Grantee may only exercise his Option to purchase Option Shares to the extent that the Option has vested and become exercisable with respect to such Option Shares.

                             (i)         Time Vesting.  The Option will vest
and become exercisable in installments of 25% of the Option Shares on each of the first, second, third and fourth anniversaries of the date of this Option, subject to the Grantee's continued employment with the Company or any Subsidiary in the position held as of the date of this Agreement or a higher position. In the event the Grantee no longer continues to be employed by the Company or any Subsidiary in the position held as of the date of this Agreement or a higher position, all Options which have not become exercisable at the date of such event shall immediately terminate. Whether the Grantee has continued to be employed by the Company or any Subsidiary in the position held as of the date of this Agreement or a higher position shall be determined by the Committee in its sole discretion. To the extent not exercised, installments shall accumulate and the Grantee may exercise them thereafter in whole or in part.

                            (ii)         Death, Disability, Change in Control
or Termination. The Option shall vest and become exercisable with respect to all of the Option Shares automatically upon (i) the death or permanent disability (as determined by the Board or the Committee) of the Grantee, (ii) a Change of Control, and (iii) at the sole discretion of the Committee, a termination of the Grantee's employment. For purposes hereof, a "Change of Control" shall mean the (x) sale of all or substantially all of the assets of the Company to an unaffiliated third-party, (y) the merger or consolidation of the Company with an unaffiliated third-party in which the Company is not the surviving corporation or (z) any person or group of persons (as defined in Section 13(d) of the Securities Exchange Act of 1934) (other than WestSphere Capital Associates, L.P. and its affiliates) shall acquire or control in excess of 66-2/3% of the Company's Common Stock on a fully-diluted basis.

                           (iii)         Termination of Employment.  The
Grantee shall have the right to exercise all unexercised Options which have vested as of the Grantee's Termination Date (as defined in the Plan) for a period of three (3) months following such Termination Date or such longer period as may be provided in the Plan or as the Committee may approve in its sole discretion in connection with such termination; provided, that the Option shall not be exercisable after its expiration pursuant to Section 7.

               3.       Transferability of this Option.

                        (a) Except in the case of death or permanent disability of the Grantee, this Option shall not be transferable.

                        (b) The Company may assign its rights and delegate its duties under this Agreement.

               4. Conformity with Plan. The Grantee's Option is intended to conform in all respects with, and is subject to all applicable provisions of, the Plan, which is incorporated herein by reference. Inconsistencies between this Agreement and the Plan shall be resolved in accordance with the terms of the Plan. By executing and returning the enclosed copy of this Agreement, the Grantee acknowledges his receipt of the Plan and agrees to be bound by all of other terms of the Plan.

               5. Employment. Notwithstanding any contrary oral representations or promises made to Grantee prior to or after the date hereof, Grantee and the Company acknowledge Grantee's employment with the Company and its subsidiaries is and will continue to be subject to the willingness of each to continue such employment and nothing herein confers any right or obligation on Grantee to continue in the employ of the Company or its subsidiaries or shall affect in any way Grantee's right or the right of the Company or its subsidiaries to terminate Grantee's employment at any time, for any reason, with or without cause.

               6. Share Legends. At the sole discretion of the Committee, all certificates representing any Option Shares subject to the provisions of this Agreement shall have endorsed thereon the following legend:

               "THE SHARES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") OR ANY STATE SECURITIES LAW."

               7. Expiration. The Option shall expire at 5:00 p.m., New York time, on the tenth anniversary of the date hereof. In the event that the Grantee shall cease to be employed by the Company or its subsidiaries for any reason, all Option Shares which shall not have vested pursuant to Section 2 shall automatically terminate.

               8. Further Actions. The parties agree to execute such further instruments and to take such further actions as may reasonably be required to carry out the intent of this Agreement.

               9. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company and, subject to the restrictions on transfer herein set forth, be binding upon Grantee's heirs, executors, administrators, successors and assigns.

               10. Governing Law. This Agreement and all documents contemplated hereby, and all remedies in connection therewith and all questions or transactions relating thereto, shall be construed in accordance with and governed by the laws of the State of Michigan.

                                   * * * * *

               Please execute the extra copy of this Agreement in the space below and return it to the Secretary of the Company to confirm your understanding and acceptance of the agreements contained in this letter.

                                         Very truly yours,

                                         UNIVERSAL STANDARD MEDICAL
                                         LABORATORIES, INC.



                                         By:   /s/ John T. Watkins
                                             --------------------------------

                                         Its:   CEO
                                              -------------------------------


               The undersigned hereby acknowledges having read this Agreement, the Plan, and the other enclosures to this Agreement, and hereby agrees to be bound by all provisions set forth herein and in the Plan.

                                         GRANTEE:



                                           /s/ Perry C. McClung
                                         -------------------------------------
                                         (Signature)


                                         PERRY C. McCLUNG
                                         (Please print name)

                               FIRST AMENDMENT TO
             INCENTIVE STOCK OPTION - EXECUTIVE OFFICERS AGREEMENT


       THIS FIRST AMENDMENT TO THE STOCK OPTION AGREEMENT dated August 2, 1993 (the "Agreement") made this 6th day of May, 1996 by and between UNIVERSAL STANDARD MEDICAL LABORATORIES, INC. (the "Company") and PERRY C. McCLUNG (the "Grantee").

       1. DEFINED TERMS. Terms defined in the Agreement shall be used in this First Amendment with their defined meanings unless otherwise defined herein.

       2. AMENDMENT OF THE OPTION AGREEMENT. The Agreement shall be amended as follows:

               2.1 Section 1 shall hereby be deleted in its entirety and the following substituted in place thereof.

               "1.      Stock Option.  The Option entitles the Grantee to
       purchase up to 10,000 shares (the "Option Shares") of the Company's Common Stock, no par value (the "Common Stock"), at an option price per share of $4.75 (the "Option Price"), subject to the terms and conditions of this Agreement. The Option is intended to be an Incentive Stock Option, except as otherwise set forth in Section 2(b)(i) below."

               2.2 Section 2(b) shall hereby be deleted in its entirety and the following substituted in place thereof:

                        "2(b)  Vesting/Exercisability.  The Grantee may only
               exercise his Option to purchase Option Shares to the extent that the Option has vested and become exercisable with respect to such Option Shares.

                        (i) Time Vesting. The Option will vest and become exercisable in installments as follows: May 6, 1997, 7,500 shares (6,052 of which are Incentive Stock Options and 1,448 of which are non-qualified stock options) and August 2, 1997, 2,500 shares (all of which are non-qualified stock options), subject to the Grantee's continued employment with the Company or any Subsidiary in the position held as of the date of this Agreement or a higher position. In the event the Grantee no longer continues to be employed by the Company or any Subsidiary in the position held as of the date of this Agreement or a higher position, all Options which have not become exercisable at the date of such event shall immediately terminate. Whether the Grantee has continued to be employed by the Company or any Subsidiary in the position held as of the date of this Agreement or a higher position shall be determined by the Committee in its sole discretion. To the extent not exercised, installments shall accumulate and the Grantee may exercise them thereafter in whole or in part.

                        (ii) Death, Disability, Change in Control or Termination. The Option shall vest and become exercisable with respect to all of the Option Shares automatically upon (i) death or permanent disability (as determined by the Board or the Committee) of the Grantee or (ii) a Change of Control; provided that the Option shall not so vest and become automatically exercisable, without the written consent of the Committee, to th extent such acceleration of vesting would result, when taken in the aggregate with all other payments from the Company, in the payment by such officer of any excise tax provided for in Sections 280G and 4999 of the Internal Revenue Code of 1986, as amended (the "Code"). In the event of a termination by the Company of the Grantee's employment, other than due to the death or permanent disability, and other than a termination by the Company for "cause" or "good cause" as defined in the Grantee's then current (or if there is no "then current" such agreement, most recent) employment agreement with the Company, (i) occurring before August 2, 1996, 3,750 shares, or (ii) occurring on or after August 2, 1996, but before May 6, 1997, 6,250 shares, that would otherwise have become exercisable on May 6, 1997, coming first from the Incentive Stock Option portion of this Option to the extent permitted by applicable law, shall vest and become exercisable; provided that the Option shall not so vest and become automatically exercisable, without the written consent of the Committee, to the extent such acceleration of vesting would result, when taken in the aggregate with all other payments from the Company, in the payment by such officer of any excise tax provided for in Sections 280G and 4999 of the Internal Revenue Code of 1986, as amended (the "Code"). For purposes hereof, a "Change of Control" shall mean the (x) sale of all or substantially all of the assets of the Company to an unaffiliated third-party, (y) the merger or consolidation of the Company with an unaffiliated third-party in which the Company is not the surviving corporation or (z) any person or group of persons (as defined in Section 13(d) of the Securities Exchange Act of 1934) (other than WestSphere Capital Associates, L.P. and its affiliates) shall acquire or control in excess of 51% of the Company's Common Stock on a fully-diluted basis.

                        (iii) Termination of Employment. The Grantee shall have the right to exercise all unexercised Options which have vested as of the Grantee's Termination Date (as defined in the Plan) for a period of three (3) months following such Termination Date or such longer period as may be provided in the Plan or as the Committee may approve in its sole discretion in connection with such termination; provided, that the Option shall not be exercisable after its expiration pursuant to
               Section 7."

       3. CONTINUED EFFECTIVENESS. Except as specifically amended hereby, the terms and provisions of the Agreement shall remain in full force and effect.

       IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as of the day and year first above written.


                                          UNIVERSAL STANDARD MEDICAL
                                          LABORATORIES, INC.


                                          By:  /s/ Eugene E. Jennings
                                             --------------------------------
                                             Eugene E. Jennings, President
                                               and Chief Executive Officer




                                            /s/ Perry C. McClung
                                          -----------------------------------
                                          PERRY C. McCLUNG, Grantee

                  INCENTIVE STOCK OPTION - EXECUTIVE OFFICERS


                                December 6, 1994


Perry C. McClung
26500 Northwestern Highway
Southfield, MI 48076

                                Re: Stock Option

               The Board of Directors (the "Board") of Universal Standard Medical Laboratories, Inc. (the "Company"), or the committee (the "Committee") designated by the Board for the purpose of administering the Universal Standard Medical Laboratories, Inc. 1992 Stock Option Plan (the "Plan"), hereby grants to Perry C. McClung (the "Grantee"), the President of Universal Standard Managed Care, Inc., a wholly-owned subsidiary of the Company, a stock option (the "Option"), pursuant to the Plan. The Option is subject in all respects to the Plan. Certain capitalized terms used in this agreement (the "Agreement") which are not defined herein have the meanings indicated for such terms in
Section 10.1 of the Plan.

               1. Stock Option. The Option entitles the Grantee to purchase up to 10,000 shares (the "Option Shares") of the Company's Common Stock, no par value (the "Common Stock"), at an option price per share of $6.20 (the "Option Price"), subject to the terms and conditions of this Agreement. The Option is intended to be an Incentive Stock Option.

               2.       (a)     Exercisability.  Any portion of this Option
which vests and becomes exercisable as provided in Section 2(b) may be exercised and Option Shares may be purchased pursuant thereto at any time and from time to time thereafter; provided that the Grantee may not, without the written consent of the Committee, exercise this Option in a manner which results in a limitation on the Company's annual tax deduction for compensation payments to the Grantee pursuant to the $1 million per person limitation on annual compensation deductions under Section 162(m) of the Code. The Option Price for Option Shares shall be paid in full in cash or by check by the Grantee at the time of the delivery of Option Shares, or, at the written election of the Grantee, payment may be made by (i) delivery to the Company of outstanding shares of Common Stock, (ii) retention by the Company of one or more of such Option Shares or (iii) any combination of cash, check, the Grantee's delivery of outstanding Shares and retention by the Company of one or more of such Option Shares.

                        (b) Vesting/Exercisability. The Grantee may only exercise his Option to purchase Option Shares to the extent that the Option has vested and become exercisable with respect to such Option Shares.

                             (i)         Time Vesting.  The Option will vest
and become exercisable in installments of 25% of the Option Shares on each of the first, second, third and fourth anniversaries of the date of this Option, subject to the Grantee's continued employment with the Company or any Subsidiary in the position held as of the date of this Agreement or a higher position. In the event the Grantee no longer continues to be employed by the Company or any Subsidiary in the position held as of the date of this Agreement or a higher position, all Options which have not become exercisable at the date of such event shall immediately terminate. Whether the Grantee has continued to be employed by the Company or any Subsidiary in the position held as of the date of this Agreement or a higher position shall be determined by the Committee in its sole discretion. To the extent not exercised, installments shall accumulate and the Grantee may exercise them thereafter in whole or in part.

                            (ii)         Death, Disability, Change in Control
or Termination. The Option shall vest and become exercisable with respect to all of the Option Shares automatically upon the occurrence of any of the following: (i) the death or permanent disability (as determined by the Board or the Committee) of the Grantee, (ii) a Change of Control, or (iii) a termination by the Company of the Grantee's employment, other than due to death or permanent disability, and other than a termination by the Company for "cause" or "good cause" as defined in the Grantee's then current (or if there is no "then current" such agreement, most recent) employment agreement with the Company; provided that the Option shall not so vest and become automatically exercisable, without the written consent of the Committee, to the extent such acceleration of vesting would result, when taken in the aggregate with all other payments from the Company, in the payment by such officer of any excise tax provided for in Sections 280G and 4999 of the Internal Revenue Code of 1986, as amended (the "Code"). For purposes hereof, a "Change of Control" shall mean the (x) sale of all or substantially all of the assets of the Company to an unaffiliated third-party, (y) the merger or consolidation of the Company with an unaffiliated third-party in which the Company is not the surviving corporation or (z) any person or group of persons (as defined in Section 13(d) of the Securities Exchange Act of 1934) (other than WestSphere Capital Associates, L.P. and its affiliates) shall acquire or control in excess of 51% of the Company's Common Stock on a fully-diluted basis.

                           (iii)         Termination of Employment. The Grantee
shall have the right to exercise all unexercised Options which have vested as of the Grantee's Termination Date (as defined in the Plan) for a period of three (3) months following such Termination Date or such longer period as may be provided in the Plan or as the Committee may approve in its sole discretion in connection with such termination; provided, that the Option shall not be exercisable after its expiration pursuant to Section 7.

               3.       Transferability of this Option.

                        (a) Except in the case of death or permanent disability of the Grantee, this Option shall not be transferable.

                        (b) The Company may assign its rights and delegate its duties under this Agreement.

               4. Conformity with Plan. The Grantee's Option is intended to conform in all respects with, and is subject to all applicable provisions of, the Plan, which is incorporated herein by reference. Inconsistencies between this Agreement and the Plan shall be resolved in accordance with the terms of the Plan. By executing and returning the enclosed copy of this Agreement, the Grantee acknowledges his receipt of the Plan and agrees to be bound by all of other terms of the Plan.

               5. Employment. Notwithstanding any contrary oral representations or promises made to Grantee prior to or after the date hereof, Grantee and the Company acknowledge Grantee's employment with the Company and its subsidiaries is and will continue to be subject to the willingness of each to continue such employment and nothing herein confers any right or obligation on Grantee to continue in the employ of the Company or its subsidiaries or shall affect in any way Grantee's right or the right of the Company or its subsidiaries to terminate Grantee's employment at any time, for any reason, with or without cause.

               6. Share Legends. At the sole discretion of the Committee, all certificates representing any Option Shares subject to the provisions of this Agreement shall have endorsed thereon the following legend:

               "THE SHARES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") OR ANY STATE SECURITIES LAW."

               7. Expiration. The Option shall expire at 5:00 p.m., New York time, on the tenth anniversary of the date hereof. In the event that the Grantee shall cease to be employed by the Company or its subsidiaries for any reason, all

Option Shares which shall not have vested pursuant to Section 2 shall automatically terminate.

               8. Further Actions. The parties agree to execute such further instruments and to take such further actions as may reasonably be required to carry out the intent of this Agreement.

               9. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company and, subject to the restrictions on transfer herein set forth, be binding upon Grantee's heirs, executors, administrators, successors and assigns.

               10. Governing Law. This Agreement and all documents contemplated hereby, and all remedies in connection therewith and all questions or transactions relating thereto, shall be construed in accordance with and governed by the laws of the State of Michigan.

                                   * * * * *

               Please execute the extra copy of this Agreement in the space below and return it to the Secretary of the Company to confirm your understanding and acceptance of the agreements contained in this letter.

                                         Very truly yours,

                                         UNIVERSAL STANDARD MEDICAL
                                         LABORATORIES, INC.


                                         By:   /s/ John T. Watkins
                                             --------------------------------

                                         Its:   CEO
                                              -------------------------------

               The undersigned hereby acknowledges having read this Agreement, the Plan, and the other enclosures to this Agreement, and hereby agrees to be bound by all provisions set forth herein and in the Plan.

                                         GRANTEE:

                                           /s/ Perry C. McClung
                                         -------------------------------------
                                         (Signature)

                                         PERRY C. McCLUNG
                                         -------------------------------------
                                         (Please print name)

                               FIRST AMENDMENT TO
             INCENTIVE STOCK OPTION - EXECUTIVE OFFICERS AGREEMENT


       THIS FIRST AMENDMENT TO THE STOCK OPTION AGREEMENT dated December 6, 1994 (the "Agreement") made this 6th day of May, 1996 by and between UNIVERSAL STANDARD MEDICAL LABORATORIES, INC. (the "Company") and PERRY C. McCLUNG (the "Grantee").

       1. DEFINED TERMS. Terms defined in the Agreement shall be used in this First Amendment with their defined meanings unless otherwise defined herein.

       2. AMENDMENT OF THE OPTION AGREEMENT. The Agreement shall be amended as follows:

               2.1 Section 1 shall hereby be deleted in its entirety and the following substituted in place thereof.

                        1. Stock Option. The Option entitles the Grantee to purchase up to 10,000 shares (the "Option Shares") of the Company's Common Stock, no par value (the "Common Stock"), at an option price per share of $4.75 (the "Option Price"), subject to the terms and conditions of this Agreement. The Option is intended to be an Incentive Stock Option, except as otherwise set forth in Section 2(b)(i) below.

               2.2 Section 2(b) shall hereby be deleted in its entirety and the following substituted in place thereof:

                        "(b)  Vesting/Exercisability.  The Grantee may only
               exercise his Option to purchase Option Shares to the extent that the Option has vested and become exercisable with respect to such Option Shares.

                                (i)  Time Vesting.  The Option will vest and
                        become exercisable in installments as follows: on May 6, 1997, 5,000 shares (all of which are non-qualified stock options), on December 6, 1997, 2,500 shares (all of which are non-qualified stock options), and on December 6, 1998, 2,500 shares, subject to the Grantee's continued employment with the Company or any Subsidiary in the position held as of the date of this Agreement or a higher position. In the event the Grantee no longer continues to be employed by the Company or any Subsidiary in the position held as of the date of this Agreement or a higher position, all Options which have not become exercisable at the date of such event shall immediately terminate. Whether the Grantee has continued to be employed by the Company or any Subsidiary in the position held as of the date of this Agreement or a higher position shall be determined by the Committee in its sole discretion. To the extent not exercised, installments shall accumulate and the Grantee may exercise them thereafter in whole or in part.

                                (ii) Death, Disability or Change in Control. The Option shall vest and become exercisable with respect to all of the Option Shares automatically upon the occurrence of any of the following: (i) the death or permanent disability (as determined by the Board or the Committee) of the Grantee or (ii) a Change of Control; provided that the Option shall not so vest and become automatically exercisable, without the written consent of the Committee, to the extent such acceleration of vesting would result, when taken in the aggregate with all other payments from the Company, in the payment by such officer of any excise tax provided for in Sections 280G and 4999 of the Internal Revenue Code of 1986, as amended (the "Code"). For purposes hereof, a "Change of Control" shall mean the (x) sale of all or substantially all of the assets of the Company to an unaffiliated third-party, (y) the merger or consolidation of the Company with an unaffiliated third-party in which the Company is not the surviving corporation or (z) any person or group of persons (as defined in Section 13(d) of the Securities Exchange Act of 1934) (other than WestSphere capital Associates, L.P. and its affiliates) shall acquire or control in excess of 51% of the Company's Common Stock on a fully-diluted basis.

                                (iii) Termination of Employment. The Grantee shall have the right to exercise all unexercised Options which have vested as of the Grantee's Termination Date (as defined in the Plan) for a period of three (3) months following such Termination Date or such longer period as may be provided in the Plan or as the Committee may approve in its sole discretion in connection with such termination; provided, that the Option shall not be exercisable after its expiration pursuant to Section 7.

       3. CONTINUED EFFECTIVENESS. Except as specifically amended hereby, the terms and provisions of the Agreement shall remain in full force and effect.

       IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as of the day and year first above written.

                                          UNIVERSAL STANDARD MEDICAL
                                          LABORATORIES, INC.



                                          By:  /s/ Eugene E. Jennings
                                             --------------------------------
                                             Eugene E. Jennings, President
                                             and Chief Executive Officer




                                            /s/ Perry C. McClung
                                          -----------------------------------
                                          PERRY C. McCLUNG, Grantee

                  INCENTIVE STOCK OPTION - EXECUTIVE OFFICERS


                                December 5, 1995


Perry C. McClung
26500 Northwestern Highway
Southfield, MI 48076

                                Re: Stock Option

               The Board of Directors (the "Board") of Universal Standard Medical Laboratories, Inc. (the "Company"), or the committee (the "Committee") designated by the Board for the purpose of administering the Universal Standard Medical Laboratories, Inc. 1992 Stock Option Plan (the "Plan"), hereby grants to Perry C. McClung (the "Grantee"), the President of Universal Standard Managed Care, Inc., a wholly-owned subsidiary of the Company, a stock option (the "Option"), pursuant to the Plan. The Option is subject in all respects to the Plan. Certain capitalized terms used in this agreement (the "Agreement") which are not defined herein have the meanings indicated for such terms in
Section 10.1 of the Plan.

               1. Stock Option. The Option entitles the Grantee to purchase up to 10,000 shares (the "Option Shares") of the Company's Common Stock, no par value (the "Common Stock"), at an option price per share of $6.00 (the "Option Price"), subject to the terms and conditions of this Agreement. The Option is intended to be an Incentive Stock Option.

               2.       (a)     Exercisability.  Any portion of this Option
which vests and becomes exercisable as provided in Section 2(b) may be exercised and Option Shares may be purchased pursuant thereto at any time and from time to time thereafter; provided that the Grantee may not, without the written consent of the Committee, exercise this Option in a manner which results in a limitation on the Company's annual tax deduction for compensation payments to the Grantee pursuant to the $1 million per person limitation on annual compensation deductions under Section 162(m) of the Code. The Option Price for Option Shares shall be paid in full in cash or by check by the Grantee at the time of the delivery of Option Shares, or, at the written election of the Grantee, payment may be made by (i) delivery to the Company of outstanding shares of Common Stock, (ii) retention by the Company of one or more of such Option Shares or (iii) any combination of cash, check, the Grantee's delivery of outstanding Shares and retention by the Company of one or more of such Option Shares.

                        (b) Vesting/Exercisability. The Grantee may only exercise his Option to purchase Option Shares to the extent that the Option has vested and become exercisable with respect to such Option Shares.

                             (i)         Time Vesting.  The Option will vest
and become exercisable in installments of 25% of the Option Shares on each of the first, second, third and fourth anniversaries of the date of this Option, subject to the Grantee's continued employment with the Company or any Subsidiary in the position held as of the date of this Agreement or a higher position. In the event the Grantee no longer continues to be employed by the Company or any Subsidiary in the position held as of the date of this Agreement or a higher position, all Options which have not become exercisable at the date of such event shall immediately terminate. Whether the Grantee has continued to be employed by the Company or any Subsidiary in the position held as of the date of this Agreement or a higher position shall be determined by the Committee in its sole discretion. To the extent not exercised, installments shall accumulate and the Grantee may exercise them thereafter in whole or in part.

                            (ii)         Death, Disability, Change in Control
or Termination. The Option shall vest and become exercisable with respect to all of the Option Shares automatically upon the occurrence of any of the following: (i) the death or permanent disability (as determined by the Board or the Committee) of the Grantee, (ii) a Change of Control, or (iii) a termination by the Company of the Grantee's employment, other than due to death or permanent disability, and other than a termination by the Company for "cause" or "good cause" as defined in the Grantee's then current (or if there is no "then current" such agreement, most recent) employment agreement with the Company; provided that the Option shall not so vest and become automatically exercisable, without the written consent of the Committee, to the extent such acceleration of vesting would result, when taken in the aggregate with all other payments from the Company, in the payment by such officer of any excise tax provided for in Sections 280G and 4999 of the Internal Revenue Code of 1986, as amended (the "Code"). For purposes hereof, a "Change of Control" shall mean the (x) sale of all or substantially all of the assets of the Company to an unaffiliated third-party, (y) the merger or consolidation of the Company with an unaffiliated third-party in which the Company is not the surviving corporation or (z) any person or group of persons (as defined in Section 13(d) of the Securities Exchange Act of 1934) (other than WestSphere Capital Associates, L.P. and its affiliates) shall acquire or control in excess of 51% of the Company's Common Stock on a fully-diluted basis.

                           (iii)         Termination of Employment. The Grantee
shall have the right to exercise all unexercised Options which have vested as of the Grantee's Termination Date (as defined in the Plan) for a period of three (3) months following such Termination Date or such longer period as may be provided in the Plan or as the Committee may approve in its sole discretion in connection with such termination; provided, that the Option shall not be exercisable after its expiration pursuant to Section 7.

               3.       Transferability of this Option.

                        (a) Except in the case of death or permanent disability of the Grantee, this Option shall not be transferable.

                        (b) The Company may assign its rights and delegate its duties under this Agreement.

               4. Conformity with Plan. The Grantee's Option is intended to conform in all respects with, and is subject to all applicable provisions of, the Plan, which is incorporated herein by reference. Inconsistencies between this Agreement and the Plan shall be resolved in accordance with the terms of the Plan. By executing and returning the enclosed copy of this Agreement, the Grantee acknowledges his receipt of the Plan and agrees to be bound by all of other terms of the Plan.

               5. Employment. Notwithstanding any contrary oral representations or promises made to Grantee prior to or after the date hereof, Grantee and the Company acknowledge Grantee's employment with the Company and its subsidiaries is and will continue to be subject to the willingness of each to continue such employment and nothing herein confers any right or obligation on Grantee to continue in the employ of the Company or its subsidiaries or shall affect in any way Grantee's right or the right of the Company or its subsidiaries to terminate Grantee's employment at any time, for any reason, with or without cause.

               6. Share Legends. At the sole discretion of the Committee, all certificates representing any Option Shares subject to the provisions of this Agreement shall have endorsed thereon the following legend:

               "THE SHARES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") OR ANY STATE SECURITIES LAW."

               7. Expiration. The Option shall expire at 5:00 p.m., New York time, on the tenth anniversary of the date hereof. In the event that the Grantee shall cease to be employed by the Company or its subsidiaries for any reason, all

Option Shares which shall not have vested pursuant to Section 2 shall automatically terminate.

               8. Further Actions. The parties agree to execute such further instruments and to take such further actions as may reasonably be required to carry out the intent of this Agreement.

               9. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company and, subject to the restrictions on transfer herein set forth, be binding upon Grantee's heirs, executors, administrators, successors and assigns.

               10. Governing Law. This Agreement and all documents contemplated hereby, and all remedies in connection therewith and all questions or transactions relating thereto, shall be construed in accordance with and governed by the laws of the State of Michigan.

                                   * * * * *

               Please execute the extra copy of this Agreement in the space below and return it to the Secretary of the Company to confirm your understanding and acceptance of the agreements contained in this letter.

                                         Very truly yours,

                                         UNIVERSAL STANDARD MEDICAL
                                         LABORATORIES, INC.


                                         By:   /s/ John T. Watkins
                                             --------------------------------

                                         Its:   CEO
                                              -------------------------------


               The undersigned hereby acknowledges having read this Agreement, the Plan, and the other enclosures to this Agreement, and hereby agrees to be bound by all provisions set forth herein and in the Plan.

                                         GRANTEE:

                                           /s/ Perry C. McClung
                                         -------------------------------------
                                         (Signature)

                                         PERRY C. McCLUNG
                                         -------------------------------------
                                         (Please print name)

                               FIRST AMENDMENT TO
             INCENTIVE STOCK OPTION - EXECUTIVE OFFICERS AGREEMENT


       THIS FIRST AMENDMENT TO THE STOCK OPTION AGREEMENT dated December 5, 1995 (the "Agreement") made this 6th day of May, 1996 by and between UNIVERSAL STANDARD MEDICAL LABORATORIES, INC. (the "Company") and PERRY C. McCLUNG (the "Grantee").

       1. DEFINED TERMS. Terms defined in the Agreement shall be used in this First Amendment with their defined meanings unless otherwise defined herein.

       2. AMENDMENT OF THE OPTION AGREEMENT. The Agreement shall be amended as follows:

               2.1. Section 1 shall hereby be deleted in its entirety and the following substituted in place thereof:

                        1. Stock Option. The Option entitles the Grantee to purchase up to 10,000 shares (the "Option Shares") of the Company's Common Stock, no par value (the "Common Stock"), at an option price per share of $4.75 (the "Option Price"), subject to the terms and conditions of this Agreement. The Option is intended to be an Incentive Stock Option, except as otherwise set forth in Section 2(b)(i) below.

               2.2 Section 2(b) shall hereby be deleted in its entirety and the following substituted in place thereof:

                        (b) Vesting/Exercisability. The Grantee may only exercise his Option to purchase Option Shares to the extent that the Option has vested and become exercisable with respect to such Option Shares.

                                (i)  Time Vesting.  The Option will vest and
                        become exercisable in installments as follows: On May 6, 1997, 2,500 shares (all of which shares will be non-qualified stock options), on December 5, 1997 (all of which shares will be non-qualified stock options), 2,500 shares, on December 5, 1998, 2,500 shares and on December 5, 1999, 2,500 shares, subject to the Grantee's continued employment with the Company or any Subsidiary in the position held as of the date of this Agreement or a higher position. In the event the Grantee no longer continues to be employed by the Company or any Subsidiary in the position held as of the date of this Agreement or a higher position, all Options which have not become exercisable at the date of such event shall immediately terminate.
                        Whether the Grantee has continued to be employed by the Company or any Subsidiary in the position held as of the date of this Agreement or a higher position shall be determined by the Committee in its sole discretion. To the extent not exercised, installments shall accumulate and the Grantee may exercise them thereafter in whole or in part.

                                (ii) Death, Disability, or Change in Control. The Option shall vest and become exercisable with respect to all of the Option Shares automatically upon the occurrence of any of the following: (i) the death or permanent disability (as determined by the Board or the Committee) of the Grantee or (ii) a Change of Control provided that the Option shall not so vest and become automatically exercisable, without the written consent of the Committee, to the extent such acceleration of vesting would result, when taken in the aggregate with all other payments from the Company, in the payment by such officer of any excise tax provided for in Sections 280G and 4999 of the Internal Revenue Code of 1986, as amended (the "Code"). For purposes hereof, a "Change of Control" shall mean the (x) sale of all or substantially all of the assets of the Company to an unaffiliated third-party, (y) the merger or consolidation of the Company with an unaffiliated third-party in which the Company is not the surviving corporation or (z) any person or group of persons (as defined in Section 13(d) of the Securities Exchange Act of 1934) (other than WestSphere Capital Associates, L.P. and its affiliates) shall acquire or control in excess of 51% of the Company's Common Stock on a fully-diluted basis.

                                (iii) Termination of Employment. The Grantee shall have the right to exercise all unexercised Options which have vested as of the Grantee's Termination Date (as defined in the Plan) for a period of three (3) months following such Termination Date or such longer period as may be provided in the Plan or as the Committee may approve in its sole discretion in connection with such termination; provided, that the Option shall not be exercisable after its expiration pursuant to Section 7.

       3. CONTINUED EFFECTIVENESS. Except as specifically amended hereby, the terms and provisions of the Agreement shall remain in full force and effect.

       IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as of the day and year first above written.


                                            UNIVERSAL STANDARD MEDICAL
                                            LABORATORIES, INC.


                                            By:  /s/ Eugene E. Jennings
                                               --------------------------------
                                               Eugene E. Jennings, President
                                                 Chief Executive Officer




                                                 /s/ Perry C. McClung
                                            -----------------------------------
                                            PERRY C. McCLUNG, Grantee


                                      3